Exhibit 99.4

Jack Dorsey’s #team post [Slack message]

Team! We just signed a deal to acquire Afterpay, a leader in the “buy now pay later” (BNPL) space. Why? A few reasons…

First, Afterpay’s co-founders and CEOs, Anthony Eisen and Nick Molnar, have built an authentic, ambitious, and thoughtful team focused on economic empowerment. It’s been incredible to witness how effortlessly our conversations have flowed around shared ideas and visions. And every conversation has raised the bar on what we all can do together. Afterpay has over 1,300 people based primarily in Australia and the U.S., with people in Spain, the UK, China, Canada, New Zealand, Italy, France, and Singapore as well.

Second, buy now pay later is a financial service that gives a lot more control to individuals and sellers, and one we want to make a part of our combined ecosystem. It’s a simple idea: enable a seller’s customers to pay for purchases later, interest free, without having to use traditional credit sources, while helping to drive more omnichannel sales for the seller. Afterpay has built this out as a seller tool, and combined that with a flexible, responsible payment method for consumers that also includes merchant discovery. As of June 30th, Afterpay serves more than 16 million consumers and 100,000 merchants globally.

Finally, we see this as an important opportunity to connect our two largest business units, Seller and Cash App. Afterpay will not operate as a separate business unit, but rather will be integrated into Seller, Cash App, and foundational teams. The reason we’re doing this is because it mirrors the customer experience we want to build together: a simple tool for sellers to increase omnichannel sales and discovery and new payment options for individuals right in Cash App. This is one of those areas where Anthony, Nick, Alyssa, and Brian immediately saw eye-to-eye.

What’s next? Signing is an exciting milestone, and we expect to close in Q1 2022 (subject to regulatory review and other customary closing conditions). While there’s still much to sort out (including the more granular details of org structure), we’ve begun to answer questions here and we’ll continue to share more info as things evolve. We’ll also speak about this a bit more at Town Square later this week, and we’ll hold an extra session for folks who can’t make it to Town Square. With this news, we’ll be holding our Earnings Call earlier this quarter (5:00am PT/8:00am ET tomorrow, August 2).

Thank you to the whole team who has worked to get us to this point and who will lead us through the next phase!

P.S. As required by law, please see this important legal notice (you’ll see this on all our communications on this topic for the time being): http://investors.squareup.com/square-legal-disclaimers

P.P.S. xoxo

Alyssa Henry’s response to #team [Slack message]

As Jack said, Afterpay + Square will expand our omnichannel offerings and add a powerful new product to our Seller ecosystem. Sellers are asking for a Buy Now Pay Later (BNPL) service and many are asking for Afterpay by name. BNPL helps sellers increase their sales through higher average order sizes, higher conversion rates, and, by attracting new buyers. This deal helps us continue to grow upmarket as Afterpay’s merchants are all larger sellers, and it enables us to grow our seller base globally even faster through their multi-national merchant footprint. Finally, it creates an opportunity to introduce Afterpay’s merchants to our full Seller ecosystem.

We plan to integrate Afterpay into our online and in-person commerce products. Afterpay also gives us an opportunity to collaborate more with Cash App to better integrate both merchant and consumer experiences.

As excited as I am about adding Afterpay to our product portfolio, I’m even more excited to welcome members of the Afterpay team to the Seller org once the deal closes. The Afterpay team members joining Seller are awesome. I can’t wait for you all to meet them! I’m looking forward to our teams working together on these ambitious plans. Onward!

[As required by law, please see this important legal notice: http://investors.squareup.com/square-legal-disclaimers]

Brian Grassadonia’s response to #team [Slack message]

Within Cash App, we’ve been observing the trend amongst Millennial and Gen Z consumers to move away from traditional credit products for some time. Cash App itself was built on an understanding of this trend nearly a decade ago, placing a focus on the growing ubiquity of debit cards in place of credit cards. The Buy Now Pay Later space has sped up consumers’ move away from credit, offering a more flexible, transparent and inclusive method of payment, and Afterpay has been out in front, shaping the industry as the most creative innovator.

As the opportunity to combine forces with Afterpay came into focus, the synergies with Cash App and the broader opportunity to transform the commerce landscape together with Seller, Cash App and Afterpay were clear. Through integration, Afterpay will benefit from Cash App’s customer base of more than 70 million active customers, super charging their merchant discovery and lead generation platform. Afterpay consumers will be able to manage their repayments within Cash App, and receive the benefits of Cash App’s financial tools, including P2P money transfer, stock and Bitcoin investing, Cash Card, Boost, and more, while helping to grow our network around the world. As the integration deepens, we see a path to integrate Afterpay into our Pay with Cash App commercial payment offering, supporting consumers with an even more flexible and accessible payment method.

Alyssa and I have gotten to know Nick and Anthony, Afterpay’s co-founders and co-CEOs, well over the preceding months, and our collaborative working dynamic is off the charts. I’m beyond excited to welcome members of the Afterpay team into the Cash org once the deal closes.

I’m itching to get started!

[As required by law, please see this important legal notice: http://investors.squareup.com/square-legal-disclaimers]

Jack Dorsey’s note to Afterpay [Email]

Hi Afterpay team! I’m excited to introduce you to Square!

As I’ve gotten to know the Afterpay’s business and leadership, I’ve seen how much your work resonates with our purpose of economic empowerment. Square builds simple tools to empower people into the economy. This is the constant thread that connects our various businesses, with Seller enabling any business to access financial tools, Cash App redefining the world’s relationship with money, TIDAL empowering artists to participate more fully in the economy, and our recent addition of TBD focused on building a decentralized non-custodial platform for financial services.

Nick, Anthony, and you all have built an authentic, ambitious, and thoughtful team similarly focused on economic empowerment, by offering a flexible, transparent, and inclusive method of payment that gives control to individuals and sellers. We know this is something we want to bring into our ecosystem, and we believe in your approach. We also see this as an important opportunity to bring Afterpay into our two largest business units, Cash App and Seller, and strengthen the connection between them.

I’m sure you have questions! For now, the FAQ is the best place to go, and we’ll be hosting Intro to Square sessions for you later this week. We know we have much to learn from you and with you, and I’m excited for what’s next!

jack

As required by law, please see this important legal notice below.

Additional Information and Where to Find It

In connection with the proposed transaction, Square, Inc. (“Square”) intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Square Class A common stock to be issued in connection with the transaction (including a prospectus therefor), which will include a proxy statement that will be sent to the shareholders of Square seeking their approval of such issuance. Square may also file other relevant documents with the SEC regarding the proposed transaction. Related information will also be included in the scheme booklet that Afterpay Limited (“Afterpay”) will prepare and, following approval from the Australian court, dispatch to its shareholders in connection with the scheme meeting at which Afterpay shareholders will consider whether or not to approve the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT, THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SQUARE, AFTERPAY, AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain (if and when available) free copies of the registration statement on Form S-4, the proxy statement, the prospectus, the scheme booklet, and other documents containing important information about Square and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will be able to obtain those documents released by Afterpay to the Australian Securities Exchange (“ASX”) announcements platform free of charge at ASX’s website, www.asx.com.au. Copies of the documents filed with the SEC by Square will be available free of charge on Square’s Investor Relations website at https://investors.squareup.com.

Participants in the Solicitation

Square, Afterpay, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Square’s security holders in connection with the proposed transaction. Information about Square’s directors and executive officers is set forth in Square’s proxy statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on May 7, 2021 and subsequent statements of beneficial ownership on file with the SEC. Information about Afterpay’s directors and executive officers is set forth in Afterpay’s latest annual report dated August 27, 2020, as updated from time to time via announcements made by Afterpay on the Australian Securities Exchange. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Square security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this communication include, among others, statements regarding the future performance of Square and Afterpay, the perceived synergies and other benefits of the pending transaction between Square and Afterpay; the ability of the transaction to accelerate growth and to strengthen the integration between Square’s Seller and Cash App ecosystems; and expectations around the financial impact of the transaction on Square’s financials.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2020 (Appendix 4E), Half-Year Report for the half year ended December 31, 2020 (Appendix 4D), Q3 FY21 Business Update for the quarter ended March 31, 2021, and FY21 Trading Update for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.

Alyssa Henry’s post in #seller-team [Slack message]

As you may have seen, we just announced a deal <link to Jack’s #team message>. I know many of you will have questions about reporting structure, workstreams, etc. We’ll be working through those specifics over the next few months as we march towards closing. In the meantime, here is a general FAQ that includes everything we can currently share. I can’t wait for our teams to start working together on these ambitious plans.

[As required by law, please see this important legal notice: http://investors.squareup.com/square-legal-disclaimers]

Brian Grassadonia’s message in #cash-announce [Slack message]

Hi all!

By now, you’ve likely seen the exciting news <link to Jack’s #team message> that Square has entered into an agreement to acquire Buy Now, Pay Later industry leader Afterpay! Leaders across the Cash organization have been working tirelessly to help bring this deal to life and it feels surreal that we’re finally able to share this transformative opportunity with the world.

This acquisition represents the start of a new chapter for our company, one where we’ll see a lot more connection between Seller and Cash App, and Afterpay will help us strengthen the bridge. I shared more detail on how this will come together in #team <link>, and I plan to share more as things continue to evolve and take shape. As you read in Jack’s note, Afterpay will not operate as a separate business unit. Instead we’ll integrate Afterpay’s organization into Cash App, Seller, and foundational teams once the deal closes. They’re an incredible group and I can’t wait for you to meet them.

Please keep in mind that today’s news, while exciting, is an announcement of a deal that won’t complete for several months (we expect to close in Q1 2022). I’d encourage you to take a look at what’s in the Q&A as questions come up, and please plan to attend this week’s Town Square if you’re able where we’ll share more. We’ll also host an extra session later in the week for those of you who can’t join the initial Town Square.

More soon!

[As required by law, please see this important legal notice: http://investors.squareup.com/square-legal-disclaimers]

=========

Sivan Whiteley’s Counsel team email

From: Sivan

To: Counsel org

Subject: Afterpay + Square Counsel

Team,

I wanted to follow up on Jack’s <#team announcement> about our signing a deal to acquire Afterpay, our first public company acquisition! This is a huge step forward in integrating our Seller and Cash ecosystems and will not only deepen connections between them but will also further our shared purpose of economic empowerment. I am very excited to continue exploring the opportunities this deal will present both for Square and Counsel’s growth as we work towards closing the deal.

As Jack said in his note, signing is an exciting milestone and there’s still lots of work to be done to get to specifics and answer questions as we approach close. You may also have questions around how Afterpay will fit into our respective orgs and new workstreams. What we know now is that post-close, folks from the Afterpay team will join as part of Counsel. We will be working through details as we move towards close, and share more details as we have them. In the meantime, the FAQ is the best resource. During this week’s Town Square, we will also speak about the deal and take questions not addressed in the FAQ, and we’ll also hold an extra session later in the week for folks who can’t join Town Square live.

Today, I want to not only acknowledge the monumental effort from many folks across Counsel who have helped bring us to this point, but thank all of you who will contribute in the months to come. As this deal won’t come to fruition for several months (we expect to close in Q1 2022), we know our teams are critical in helping clear a number of other milestones to get to closing, including antitrust review, a shareholder vote, and integration planning. I am proud of the way we have worked together up to this point and am looking forward to the work ahead.

Sivan

As required by law, please see this important legal notice below.

Additional Information and Where to Find It

In connection with the proposed transaction, Square, Inc. (“Square”) intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Square Class A common stock to be issued in connection with the transaction (including a prospectus therefor), which will include a proxy statement that will be sent to the shareholders of Square seeking their approval of such issuance. Square may also file other relevant documents with the SEC regarding the proposed transaction. Related information will also be included in the scheme booklet that Afterpay

Limited (“Afterpay”) will prepare and, following approval from the Australian court, dispatch to its shareholders in connection with the scheme meeting at which Afterpay shareholders will consider whether or not to approve the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT, THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SQUARE, AFTERPAY, AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain (if and when available) free copies of the registration statement on Form S-4, the proxy statement, the prospectus, the scheme booklet, and other documents containing important information about Square and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will be able to obtain those documents released by Afterpay to the Australian Securities Exchange (“ASX”) announcements platform free of charge at ASX’s website, www.asx.com.au. Copies of the documents filed with the SEC by Square will be available free of charge on Square’s Investor Relations website at https://investors.squareup.com.

Participants in the Solicitation

Square, Afterpay, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Square’s security holders in connection with the proposed transaction. Information about Square’s directors and executive officers is set forth in Square’s proxy statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on May 7, 2021 and subsequent statements of beneficial ownership on file with the SEC. Information about Afterpay’s directors and executive officers is set forth in Afterpay’s latest annual report dated August 27, 2020, as updated from time to time via announcements made by Afterpay on the Australian Securities Exchange. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Square security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this communication include, among others, statements regarding the future performance of Square and Afterpay, the perceived synergies and other benefits of the pending transaction between Square and Afterpay; the ability of the transaction to accelerate growth and to strengthen the integration between Square’s Seller and Cash App ecosystems; and expectations around the financial impact of the transaction on Square’s financials.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2020 (Appendix 4E), Half-Year Report for the half year ended December 31, 2020 (Appendix 4D), Q3 FY21 Business Update for the quarter ended March 31, 2021, and FY21 Trading Update for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.

Helena Christianson’s People team email

From: Helena

To: People-team@

Subject: Afterpay + Square People

Hi Team,

By now, you’ve likely seen Jack’s <#team announcement> about our acquisition of Afterpay, our first public company acquisition! This is a huge step forward in integrating our Seller and Cash ecosystems and will not only deepen connections between them but will also further our shared purpose of economic empowerment. It also means that, upon close, we’ll be welcoming over 1,000 new team members into the company, including some into the People org directly!

Today marks a major milestone as we sign the deal. As we work towards close (which we expect to be Q1 2022), we’ll be able to get more specific on the details and answer questions that may be top of mind for you — such as how Afterpay employees will fit into our respective teams and work. What we know now is that post-close, folks from the Afterpay team will join as part of the People org and the details of org/reporting structure are still being worked out. For now, the FAQ is the best resource. During this week’s Town Square, we will also speak about the deal and take questions not addressed in the FAQ, and we’ll also hold an extra session later in the week for folks who can’t join Town Square live. As we move through this process, we’ll continue to share updates as things evolve.

Last but not least, I want to acknowledge the tireless effort from many folks across the People team who have helped bring us to this point. Working through the acquisition of a public company is new terrain for many of us, and it’s been inspiring to see the team’s diligence and curiosity throughout the entire process. As we move forward, we know our teams are critical in helping with the next stage — from the offer process to integration planning, and everything in between. Thank you all for your continued efforts. I’m excited to continue to bring this to life with you all!

Helena

As required by law, please see this important legal notice below.

Additional Information and Where to Find It

In connection with the proposed transaction, Square, Inc. (“Square”) intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Square Class A common stock to be issued in connection with the transaction (including a prospectus therefor), which will include a proxy statement that will be sent to the shareholders of Square seeking their approval of such issuance. Square may also file other relevant documents with the SEC regarding the proposed transaction. Related information will also be included in the scheme booklet that Afterpay Limited (“Afterpay”) will prepare and, following approval from the Australian court, dispatch to its shareholders in connection with the scheme meeting at which Afterpay shareholders will consider whether or not to approve the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT, THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SQUARE, AFTERPAY, AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain (if and when available) free copies of the registration statement on Form S-4, the proxy statement, the prospectus, the scheme booklet, and other documents containing important information about Square and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will be able to obtain those documents released by Afterpay to the Australian Securities Exchange (“ASX”) announcements platform free of charge at ASX’s website, www.asx.com.au. Copies of the documents filed with the SEC by Square will be available free of charge on Square’s Investor Relations website at https://investors.squareup.com.

Participants in the Solicitation

Square, Afterpay, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Square’s security holders in connection with the proposed transaction. Information about Square’s directors and executive officers is set forth in Square’s proxy statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on May 7, 2021 and subsequent statements of beneficial ownership on file with the SEC. Information about Afterpay’s directors and executive officers is set forth in Afterpay’s latest annual report dated August 27, 2020, as updated from time to time via announcements made by Afterpay on the Australian Securities Exchange. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Square security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this communication include, among others, statements regarding the future performance of Square and Afterpay, the perceived synergies and other benefits of the pending transaction between Square and Afterpay; the ability of the transaction to accelerate growth and to strengthen the integration between Square’s Seller and Cash App ecosystems; and expectations around the financial impact of the transaction on Square’s financials.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2020 (Appendix 4E), Half-Year Report for the half year ended December 31, 2020 (Appendix 4D), Q3 FY21 Business Update for the quarter ended March 31, 2021, and FY21 Trading Update for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.

Amrita Ahuja’s Guidance email

From: Amrita

To: Guidance@

Subject: Afterpay + Square Guidance

Hi all,

What a day for Square and our Guidance team! I wanted to follow up on Jack’s <#team announcement> about acquiring Afterpay, our first public company acquisition! This is a huge step forward in integrating our Seller and Cash ecosystems and will not only deepen connections between them but will also further our shared purpose of economic empowerment. This deal will present new opportunities for Square and the Guidance team, which I am incredibly excited about.

The signing of this deal is a significant milestone for us and there’s still lots of work to be done to get to specifics and answer questions as we approach close, including how Afterpay employees will fit within our respective teams across the company and within Guidance. What we know now is that post-close, folks from the Afterpay team will join as part of the Guidance team, with org/reporting structure details still being worked out. We will be working through details as we move towards close, and share more details as we have them. In the meantime, the FAQ is the best resource. During this week’s Town Square, we will also speak about the deal and take questions not addressed in the FAQ, and we’ll also hold an extra session later in the week for folks who can’t join Town Square live.

I want to personally extend a HUGE thank you to the many folks across Guidance who have helped over the past weeks and months to bring us to this point. This deal has engaged folks across every single Guidance team, in the coming months leading up to deal closing (expected Q1’21), I’m sure many more of you will contribute to integration planning and important close matters. A big thank you, and I’m right there with you, in advance. It has been a monumental effort so far, and I am so proud of the way we have worked together up to this point. I look forward to the work together ahead.

Amrita

As required by law, please see this important legal notice below.

Additional Information and Where to Find It

In connection with the proposed transaction, Square, Inc. (“Square”) intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Square Class A common stock to be issued in connection with the transaction (including a prospectus therefor), which will include a proxy statement that will be sent to the shareholders of Square seeking their approval of such issuance. Square may also file other relevant documents with the SEC regarding the proposed transaction. Related information will also be included in the scheme booklet that Afterpay Limited (“Afterpay”) will prepare and, following approval from the Australian court, dispatch to its shareholders in connection with the scheme meeting at which Afterpay shareholders will consider whether or not to approve the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT, THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SQUARE, AFTERPAY, AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain (if and when available) free copies of the registration statement on Form S-4, the proxy statement, the prospectus, the scheme booklet, and other documents containing important information about Square and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will be able to obtain those documents released by Afterpay to the Australian Securities Exchange (“ASX”) announcements platform free of charge at ASX’s website, www.asx.com.au. Copies of the documents filed with the SEC by Square will be available free of charge on Square’s Investor Relations website at https://investors.squareup.com.

Participants in the Solicitation

Square, Afterpay, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Square’s security holders in connection with the proposed transaction. Information about Square’s directors and executive officers is set forth in Square’s proxy statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on May 7, 2021 and subsequent statements of beneficial ownership on file with the SEC. Information about Afterpay’s directors and executive officers is set forth in Afterpay’s latest annual report dated August 27, 2020, as updated from time to time via announcements made by Afterpay on the Australian Securities Exchange. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Square security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this communication include, among others, statements regarding the future performance of Square and Afterpay, the perceived synergies and other benefits of the pending transaction between Square and Afterpay; the ability of the transaction to accelerate growth and to strengthen the integration between Square’s Seller and Cash App ecosystems; and expectations around the financial impact of the transaction on Square’s financials.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2020 (Appendix 4E), Half-Year Report for the half year ended December 31, 2020 (Appendix 4D), Q3 FY21 Business Update for the quarter ended March 31, 2021, and FY21 Trading Update for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.

mySquare post

What is the article title?

Square announces plans to acquire Afterpay

What is the summary for the mySquare news feed?

Big news today! As Jack shared in Slack, we’ve signed a deal to acquire Afterpay, a leader in the buy now pay later space. At the heart of this deal is our shared commitment to providing economic access and encouraging financial wellness for all. In pursuing economic empowerment together, Afterpay won’t be a separate business unit. We’ll welcome the team within Cash, Seller, and a few foundational teams upon closing the deal. With that, we’ll be shifting our Q2’21 Earnings call to 5:00 a.m. PT/8:00 a.m. ET tomorrow, August 2 (a pivot from the typical time). We know it’s early (and late!) for many of you! Look out for details on how to tune in via mySquare today. If you miss it in real time, you can check out the recording later on our Investor website. Find more details within.

What should the mySquare post say?

Big news today! As Jack shared in Slack, we’ve signed a deal to acquire Afterpay, a leader in the buy now pay later space. At the heart of this deal is our shared commitment to providing economic access and encouraging financial wellness for all. In pursuing economic empowerment together, Afterpay won’t be a separate business unit. We’ll welcome the team within Cash, Seller, and a few foundational teams upon closing the deal. By joining forces, we hope to build an even more valuable set of products and services for consumers and merchants within our ecosystem.

We’ll be shifting our Q2’21 Earnings call to 5:00 a.m. PT/8:00 a.m. ET tomorrow, August 2 (a pivot from the typical time). We know it’s early (and late!) for many of you! Look out for details on how to tune in via mySquare today. If you miss it in real time, you can check out the recording later on our Investor website.

With this exciting news dropping, you likely have questions. If you haven’t already, take a look at the Afterpay FAQ for the details we’re able to share, and learn more about Afterpay below. Jack and Core will speak to this news at Town Square, and we’ll hold an extra session later in the week for folks who can’t attend Town Square live.

In the coming months, our cross-functional internal teams will be heads down in integration planning work with Afterpay. As soon as the deal is closed, estimated to be in Q1 of 2022, we’ll share more news with the company, so stay tuned for more to come!

A little bit about Afterpay

Afterpay is a leader in the Buy Now, Pay Later space, empowering customers to access the things they want and need, while still allowing them to maintain financial wellness and control, by splitting payments in four, for both online and in-store purchases. The service is completely free for customers who pay on time - helping people spend responsibly without incurring interest, fees or revolving debt. Merchants, whether they’re large enterprise or SMB, prefer Afterpay because we truly partner to grow their business- helping drive higher average order values, greater basket size, and additional new and repeat customers often within 24 or 48 hours of going live with a partnership. Afterpay drives over 1m leads per day to our retail partners globally and acts as a key marketing customer acquisition channel for this highly valuable next generation consumer.

As of June 30th, Afterpay serves more than 16 million consumers and 100,000 merchants globally.The team is currently made up of ~1,300 people and based primarily in Australia and the U.S., with team members in Spain, UK, China, Canada, New Zealand, Italy, France, and Singapore.

As required by law, please see this important legal notice below.

Additional Information and Where to Find It

In connection with the proposed transaction, Square, Inc. (“Square”) intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Square Class A common stock to be issued in connection with the transaction (including a prospectus therefor), which will include a proxy statement that will be sent to the shareholders of Square seeking their approval of such issuance. Square may also file other relevant documents with the SEC regarding the proposed transaction. Related information will also be included in the scheme booklet that Afterpay Limited (“Afterpay”) will prepare and, following approval from the Australian court, dispatch to its shareholders in connection with the scheme meeting at which Afterpay shareholders will consider whether or not to approve the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT, THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SQUARE, AFTERPAY, AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain (if and when available) free copies of the registration statement on Form S-4, the proxy statement, the prospectus, the scheme booklet, and other documents containing important information about Square and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will be able to obtain those documents released by Afterpay to the Australian Securities Exchange (“ASX”) announcements platform free of charge at ASX’s website, www.asx.com.au. Copies of the documents filed with the SEC by Square will be available free of charge on Square’s Investor Relations website at https://investors.squareup.com.

Participants in the Solicitation

Square, Afterpay, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Square’s security holders in connection with the proposed transaction. Information about Square’s directors and executive officers is set forth in Square’s proxy statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on May 7, 2021 and subsequent statements of beneficial ownership on file with the SEC. Information about Afterpay’s directors and executive officers is set forth in Afterpay’s latest annual report dated August 27, 2020, as updated from time to time via announcements made by Afterpay on the Australian Securities Exchange. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Square security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this communication include, among others, statements regarding the future performance of Square and Afterpay, the perceived synergies and other benefits of the pending transaction between Square and Afterpay; the ability of the transaction to accelerate growth and to strengthen the integration between Square’s Seller and Cash App ecosystems; and expectations around the financial impact of the transaction on Square’s financials.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2020 (Appendix 4E), Half-Year Report for the half year ended December 31, 2020 (Appendix 4D), Q3 FY21 Business Update for the quarter ended March 31, 2021, and FY21 Trading Update for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.

ARTICLE TAGS

Seller, Cash, Purpose, Afterpay

#Global-announce post [Slack message]

Big news today! As Jack shared, we’ve signed a deal to acquire Afterpay, a leader in the buy now pay later space, to join Square. At the heart of this deal is our shared commitment to providing economic access and encouraging financial wellness for all. In pursuing economic empowerment together, Afterpay won’t be a separate business unit. We’ll welcome the team within Cash, Seller, and a few foundational teams upon closing the deal. With that, we’ll be shifting our Q2’21 Earnings call to 5:00 a.m. PT/8:00 a.m. ET tomorrow, August 2 (a pivot from the typical time). We know it’s early (and late!) for many of you! Look out for details on how to tune in via mySquare shortly. If you miss it in real time, you can check out the recording later on our Investor website.

[As required by law, please see this important legal notice: http://investors.squareup.com/square-legal-disclaimers]

#au-squares and #cash-apac [Slack message]

Hi AU team! Just a quick note on Jack’s announcement from this morning, that Square will acquire Afterpay. I know this is HUGE news, especially for Australia, so I want to reiterate where you can find some additional info on what’s been announced. To start, you can view our official press release here (link), there is also an internal FAQ doc and mySquare post (link) addressing a few key topics, and at Town Square you can hear directly from Jack and Core about the deal.

I know the info we have to hand right now won’t answer all of your questions, but at this early stage there are still a lot of details being ironed out. Rest assured, there are a lot of very smart and considerate people working really hard on this deal who will be sharing more as these details fall into place over the coming months. For now, we can go into the week knowing that we have some really exciting times ahead!

[As required by law, please see this important legal notice: http://investors.squareup.com/square-legal-disclaimers]

Leads Talking Points Email

What is the article title?

Square to acquire Afterpay: Talking points for leads

Headline

With the exciting news about Afterpay joining Square [link], you may receive questions from your teams. To support you in this period before closing, we’re sharing talking points for you to reference in case you need them. Read on for more details.

Body

Hi leads,

With the exciting news about Afterpay joining Square [link], you may receive questions from your teams. To support you in this period before closing, we’re sharing talking points for you to reference in case you need them. As a quick reminder, details about this deal that are not currently on our website are confidential, and not to be shared with anyone outside the company. Find more details in the section called Policies for discussing the deal in the Afterpay FAQ within our FAQ. We appreciate your cooperation here!

Please continue to point your teams to the Afterpay FAQ if they have additional questions. We’ll share more news upon closing the deal.

As always, thanks for your leadership!

———

Talking points about the deal

•

In welcoming Afterpay to Square, we’ll join forces in providing economic access and encouraging financial wellness for all. Our purpose of economic empowerment applies to all disciplines within our company, and I’m excited to see us move forward in this work together.

•	As Jack shared in #team, Afterpay will not operate as a separate business unit. The Afterpay team will be integrated into the Cash, Seller, and foundational teams upon closing the deal.

•

Jack will share news with the company when we close with more details on integration. In the meantime, please take a look through the Afterpay FAQ for details and join Town Square (or the additional session we’ll hold later in the week for folks who can’t join Town Square live) to hear more about the deal.

•

We expect to close the transaction in Q1 2022, which is subject to certain closing conditions, including Square and Afterpay shareholder approvals and regulatory approvals. Closing timing will vary based on these factors so we can’t predict an exact closing date at this time.

Talking points on org structure

•

We’ll continue our purpose-driven work, and your role will continue as is up until closing. After we close the deal and Afterpay officially joins Square, there will be opportunities for collaboration so we expect some roles may evolve and grow along with business needs.

•

[For leads within Cash, Seller, and foundational teams] We may also welcome Afterpay members directly into the team post-close, depending on org structure decisions. As Jack shared, those specifics are currently being finalized.

•

Until closing, Afterpay will remain and continue to operate as a separate and independent company and it’s business as usual for both Square and Afterpay. If you’re involved in any integration planning work, I want to thank you for your continued effort in seeing this deal through to closing!

Guidance on discussing the deal

•

Internal communications (verbally and written) related to this deal are considered confidential and not to be shared with anyone outside the company. In situations like this one, there is extra sensitivity as we have not yet closed the deal. With acquiring a public company, we also have to follow additional regulatory requirements, so you’ll notice legal disclaimers attached to any internal communications we send related to this deal. Find more details in the section called Policies for discussing the deal in the Afterpay FAQ section .

•

Given this transaction was just announced, there are many details yet to be worked out as part of the integration planning process. Please do not engage with anyone outside of Square about any non-public information relating to this transaction. As always, if you are unsure of whether or not something is appropriate to share on social media, please run it by the Corporate Communications team at press@squareup.com.

•

If our external (non Square) partners or customers approach you about this announcement, you may direct them to the publicly available information on our website. As a quick reminder on our External Communications Policy, if any member of the press reaches out to you, please forward the email directly to press@squareup.com and our Corporate Communications team will take it from there.

As required by law, please see this important legal notice below.

Additional Information and Where to Find It

In connection with the proposed transaction, Square, Inc. (“Square”) intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Square Class A common stock to be issued in connection with the transaction (including a prospectus therefor), which will include a proxy statement that will be sent to the shareholders of Square seeking their approval of such issuance. Square may also file other relevant documents with the SEC regarding the proposed transaction. Related information will also be included in the scheme booklet that Afterpay Limited (“Afterpay”) will prepare and, following approval from the Australian court, dispatch to its shareholders in connection with the scheme meeting at which Afterpay shareholders will consider whether or not to approve the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT, THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR

ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SQUARE, AFTERPAY, AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain (if and when available) free copies of the registration statement on Form S-4, the proxy statement, the prospectus, the scheme booklet, and other documents containing important information about Square and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will be able to obtain those documents released by Afterpay to the Australian Securities Exchange (“ASX”) announcements platform free of charge at ASX’s website, www.asx.com.au. Copies of the documents filed with the SEC by Square will be available free of charge on Square’s Investor Relations website at https://investors.squareup.com.

Participants in the Solicitation

Square, Afterpay, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Square’s security holders in connection with the proposed transaction. Information about Square’s directors and executive officers is set forth in Square’s proxy statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on May 7, 2021 and subsequent statements of beneficial ownership on file with the SEC. Information about Afterpay’s directors and executive officers is set forth in Afterpay’s latest annual report dated August 27, 2020, as updated from time to time via announcements made by Afterpay on the Australian Securities Exchange. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Square security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this communication include, among others, statements regarding the future performance of Square and Afterpay, the perceived synergies and other benefits of the pending transaction between Square and Afterpay; the ability of the transaction to accelerate growth and to strengthen the integration between Square’s Seller and Cash App ecosystems; and expectations around the financial impact of the transaction on Square’s financials.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2020 (Appendix 4E), Half-Year Report for the half year ended December 31, 2020 (Appendix 4D), Q3 FY21 Business Update for the quarter ended March 31, 2021, and FY21 Trading Update for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.

Square Employee Q&A on Afterpay

With the exciting news about Afterpay, we’re sharing a deeper dive into questions you may have. Before we get started, we want to remind you that we’ve announced signing the deal and in the coming months, we’ll be working to close the deal. We’ll share news with the company when that happens, including more details on integration. For now, let’s get into questions we can answer at this time.

Quick Links

Policies for discussing the deal

About the deal

About Afterpay

Integration plans

Policies for discussing the deal

This is our first time acquiring a public company at Square, a major milestone! Here’s what you need to know about how to communicate. Thanks in advance for your cooperation!

What can I share about this deal between now and closing?

Details about this deal that are not currently on our website are confidential and not to be shared with anyone outside the company. In situations like this one, there is extra sensitivity as we have not yet closed the deal. Additionally, because this transaction involves two public companies we have to abide by certain additional regulatory requirements, so you’ll notice legal disclaimers attached to any internal communications we send related to this deal.

I know an employee at Afterpay, am I allowed to speak with them about this business transaction?

No. You should not proactively engage with anyone at Afterpay at this stage, as many details of the deal are still being worked through. If an Afterpay employee reaches out to you directly, you should notify Afterpay_corpdev@squareup.com.

I have been approached by an external stakeholder (press/industry/govt body etc) about Afterpay joining our company, what should I say?

If your regular external stakeholders approach you about this announcement, you can direct them to the publicly available information on our website. You should not share any internal employee communications about this announcement with your external stakeholders. If you are approached by any member of the press, please direct them to our Comms team at press@squareup.com.

This is really exciting news! Can I post about the announcement on social media?

Per our External Communications Policy, you are welcome to share public links to company news and announcements on social media. That being said, if you are going to add additional commentary to the post, we ask that you use language that has already been approved and used in our public facing communications. As always, if you are unsure of whether or not something is appropriate to share on social media, please run it by your lead and the Comms team at press@squareup.com.

About the deal

What’s the news at a high level?

We just signed a deal to acquire Afterpay, a leader in the “buy now pay later” (BNPL) space. “Signing” refers to the mutual agreement between Square and Afterpay to move forward together with a transaction. At a time in the future, when all of the legal and regulatory requirements have been met, the ownership transfer of the entities actually takes place, and we “close” the deal, making Afterpay an official part of the Square family! At that time, Afterpay team members will join Square as part of our Cash App or Seller business units, with some joining our foundational teams as well. The exact structure has not yet been determined, and we’ll be working with the Afterpay team to finalize.

Until then, Afterpay will remain and continue to operate as a separate, independent company and it’s business as usual for both Square and Afterpay.

Will this impact roles for Square employees?

Square roles will remain as is. Of course, as we welcome Afterpay post-close, there will be opportunities for collaboration so we expect some roles may evolve and grow over time.

When do you expect to close? What are the milestones to close?

We expect to close the transaction in Q1 2022, which is subject to certain closing conditions, including Square and Afterpay shareholder approvals and regulatory approvals. Closing timing will vary based on these factors so we can’t predict an exact closing date at this time.

How will Afterpay be integrated into Square? Will it be its own business unit?

Afterpay will not be its own business unit. Instead, Afterpay teams will be integrated into the Seller and Cash App business units, with some roles joining our foundational teams. Afterpay is uniquely positioned to further the connecting points between our Seller and Cash App ecosystems. Find further details on general integration plans after closing the deal in the Integration plans section.

How will Afterpay benefit TIDAL or TBD, and vice versa?

Our focus will be on first integrating Afterpay into our Seller and Cash App ecosystems.

What inspired us to enter the BNPL space?

We believe there is a strong connection between BNPL and our purpose of economic empowerment. BNPL offers a flexible, transparent, and inclusive method of payment that gives control to individuals and sellers. It’s a simple idea: enable a seller’s customers to pay for purchases later, interest free, without having to use traditional credit sources, while helping to drive more omnichannel sales for the seller. We want to make this a part of our combined ecosystem.

Additionally, we’ve seen strong demand for BNPL from both merchants and consumers, and there’s a lot of growth opportunity within the space. Sellers are even asking for a Buy Now Pay Later (BNPL) service, with many asking for Afterpay by name. We see potential to benefit our two largest business units, Seller and Cash App, and strengthen the connection between them.

Why Afterpay?

First, Afterpay’s culture and purpose align with ours. They are focused on providing further access to participate in the economy, helping consumers buy responsibly, and fostering a culture of innovation. They are led by an entrepreneurial leadership team we believe in.

Second, Afterpay is a business that has quickly scaled by flipping the traditional credit model on its head - driving significant value for both merchants and consumers since it was founded just 6 years ago. They have established themselves through high levels of consumer frequency and engagement, strong brand affinity, international scale, and strong underwriting capabilities. For merchants, Afterpay has demonstrated an ability to drive strong retention, enable higher conversion and order size, attract new customer leads, and increase repeat purchases. As of June 2021, they were serving more than 16 million consumers and 100K merchants globally. For merchants, they help uplift transaction size, improve conversion rates, and drive repeat purchases and meaningful referral leads. For consumers, Afterpay provides access and flexibility while still allowing them to maintain financial wellness and control.

About Afterpay

What products does Afterpay offer today?

The vast majority of revenue today comes from Afterpay’s core product Pay in 4, which enables customers to split payments in four for both online and in-store purchases, completely free for those who pay on time. The Afterpay App/Shop Directory, an extension of the BNPL product, is a product marketplace for consumers to discover merchants to buy from and use Afterpay.

There are a few other products today that are much more nascent:

•	Afterpay Card: a contactless MasterCard in customers’ digital wallet that enables them to Pay in 4 at merchants in-person

•	Afterpay Pulse: a loyalty program that rewards customers who use Afterpay in a responsible way through benefits - a collection of requested features and exclusive perks

•	Afterpay Money (planned launch for October 2021): a tool to help customers manage their payments and savings with budgeting insights and goal setting tools (only in Australia)

Tell us about Afterpay’s people – their customer base and their employees.

As of June 30, Afterpay serves more than 16 million consumers and 100,000 merchants globally. The team is currently made up of ~1,300 people and based primarily in Australia and the U.S., with team members in Spain, UK, China, Canada, New Zealand, Italy, France, and Singapore.

Integration plans

What leadership is coming over from Afterpay? Will they have management roles at Square following the close of the transaction?

Upon close, Anthony Eisen and Nick Molnar (Afterpay co-founders/co-CEOs) will join Square and help lead Afterpay’s respective merchant and consumer effort. They are excited to work with our leadership team on how we integrate.

Are we going to change the branding of Afterpay?

We believe Afterpay has a strong brand that resonates with its merchants and the consumers who use it. In the short term, nothing will change.

Will there be opportunities for internal mobility between Afterpay and Square?

Yes! Upon closing the deal, you may apply to open roles internally once you’ve been at Square for 9 months as long as you are in good standing. Please note that, depending on the role and location, there may be mobility or immigration implications.

Given that Afterpay employees work from New Zealand, Italy, France, and Singapore (in addition to the US and AU), will Square unlock new global mobility locations upon closing the deal?

We’re working through these details and should our mobility locations change, we will update the list at go/mobility. Similar to previous deals, these locations may be business specific.

Do we plan to change their product?

For now, there is no planned change to customers’ or merchants’ current experience with Afterpay. We’ll provide further updates as we begin work on the integration post-closing.

What will office planning look like post-close?

Afterpay and Square’s real estate teams are in close contact, and we have no immediate plans to change Afterpay’s current office footprint. The teams will continue to discuss opportunities for expansion and we’ll keep you posted on any new details here if they arise.

How will this transaction impact customer / merchant relationships with Afterpay?

Afterpay’s customers and merchants are key stakeholders in this transaction. We believe they will benefit from a larger, improved, and more integrated offering. We expect Afterpay operations to continue seamlessly and for the products and integration with Square to be announced in due course post-close.

Where can I go if I have more questions?

As we mentioned above, signing is an exciting milestone and there’s lots to figure out before close. We will share updates upon close of the deal!

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As required by law, please see this important legal notice below.

Additional Information and Where to Find It

In connection with the proposed transaction, Square, Inc. (“Square”) intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Square Class A common stock to be issued in connection with the transaction (including a prospectus therefor), which will include a proxy statement that will be sent to the shareholders of Square seeking their approval of such issuance. Square may also file other relevant documents with the SEC regarding the proposed transaction. Related information will also be included in the scheme booklet that Afterpay Limited (“Afterpay”) will prepare and, following approval from the Australian court, dispatch to its shareholders in connection with the scheme meeting at which Afterpay shareholders will consider whether or not to approve the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT, THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SQUARE, AFTERPAY, AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain (if and when available) free copies of the registration statement on Form S-4, the proxy statement, the prospectus, the scheme booklet, and other documents containing important information about Square and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will be able to obtain those documents released by Afterpay to the Australian Securities Exchange (“ASX”) announcements platform free of charge at ASX’s website, www.asx.com.au. Copies of the documents filed with the SEC by Square will be available free of charge on Square’s Investor Relations website at https://investors.squareup.com.

Participants in the Solicitation

Square, Afterpay, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Square’s security holders in connection with the proposed transaction. Information about Square’s directors and executive officers is set forth in Square’s proxy statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on May 7, 2021 and subsequent statements of beneficial ownership on file with the SEC. Information about Afterpay’s directors and executive officers is set forth in Afterpay’s latest annual report dated August 27, 2020, as updated from time to time via announcements made by Afterpay on the Australian Securities Exchange. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Square security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this communication include, among others, statements regarding the future performance of Square and Afterpay, the perceived synergies and other benefits of the pending transaction between Square and Afterpay; the ability of the transaction to accelerate growth and to strengthen the integration between Square’s Seller and Cash App ecosystems; and expectations around the financial impact of the transaction on Square’s financials.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2020 (Appendix 4E), Half-Year Report for the half year ended December 31, 2020 (Appendix 4D), Q3 FY21 Business Update for the quarter ended March 31, 2021, and FY21 Trading Update for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.